(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/   /  Preliminary proxy statement

/X /  Definitive proxy statement

/X /  Definitive additional materials

/   /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER TOTAL RETURN FUND, INC.
- ------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)
Denis R. Molleur, Esq.

- ------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/  /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
       14a-6(j)(2).

/   /  $500 per each party to the controversy pursuant to Exchange
       Act Rule 14a-6(i)(3).

/   /  Fee Computed on table below per Exchange Act Rules 14a
       -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
- -------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:
- -------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1
- -------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:
- -------------------------------------------------------------------

/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
- -------------------------------------------------------------------

(2)   Form, schedule or registration statement no.:
- -------------------------------------------------------------------

(3)   Filing Party:
- -------------------------------------------------------------------

(4)   Date Filed:

- --------------------
1Set forth the amount on which the filing fee is calculated and state how it was determined.

June 1995

Dear Oppenheimer Total Return Fund, Inc. Class A Shareholder:

      A shareholder meeting has been scheduled in July, and all shareholders of record as of April 28, 1995 are being asked to vote either in person or by proxy. You will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal and a postage-paid return envelope enclosed for your use.

      Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

      To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- if ballots must be remailed because not enough responses are received in connection with this mailing to conduct the meeting.

What are the issues?

      After consideration, the Board of Directors, which represents your interests in the day-to-day management of the Fund, recommends approval of the following items:

- -     Election of Directors.  There are nine Directors up for reelection.
      You will find detailed information on each nominee for Director in the enclosed proxy statement.

- -     Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

      No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.

      Please contact your financial adviser or call us at 1-800-525-7048 if you have any questions.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                          Sincerely,
                                          (JSF signature)
                                          June 1995


                                                June 1995

Dear Oppenheimer Total Return Fund Class B Shareholder:

      A shareholder meeting has been scheduled in July, and all shareholders of record as of April 28, 1995 are being asked to vote either in person or by proxy. You will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal and a postage-paid return envelope enclosed for your use.

      Your vote is very important because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

      To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- if ballots must be remailed because not enough responses are received in connection with this mailing to conduct the meeting.

What are the issues?

      After consideration, the Board of Directors, which represents your interests in the day-to-day management of the Fund, recommends approval of the following items:

- -     Election of Directors.  There are nine Directors up for reelection.
      You will find detailed information on each nominee for Director in the enclosed proxy statement.

- -     Ratification of Auditors.  Each year, outside auditors are employed to review the Fund's financial statements, as explained in the proxy statement.

- -     Changes in Distribution Plan for Class B Shares.  Currently, the
      Fund's distributor is reimbursed for a portion of its expenses by demonstrating actual distribution costs. Your approval is requested to change the way the distributor is paid so it is compensated with a flat fee (as a percentage of net assets) for its distribution efforts at the same rate as the current 12b-1 plan. A compensation plan is a common type of 12b-1 plan in the mutual fund industry. Any distribution costs in excess of that rate will be the responsibility of the Fund's distributor.

      No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.


      Please contact your financial adviser or call us at 1-800-525-7048 if you have any questions.

      As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                          Sincerely,

                                          (JSF signature)

IMPORTANT FINANCIAL ADVISER NOTICE

Your clients who own shares of Oppenheimer Total Return Fund, Inc., Classes A or B, will soon receive proxy materials asking them to elect Trustees and to ratify the Fund's auditors. In addition, Class B shareholders will be asked to approve a new 12b-1 Distribution and Service Plan, as described in the attached shareholder letter.

We urge you to encourage your clients to vote in favor of these proposals, and to return their proxy ballots as soon as possible.

If you have any questions or would like copies of the proxy statements, please contact your Regional Sales Representative at 1-800-225-2750. Financial Institutions please call 1-800-225-2770. Brokerage Firms in New York, New Jersey, and Delaware, please call 1-800-848-3487.



(OppenheimerFunds logo)



For broker/dealer information only. This material has been prepared by Oppenheimer Funds Distributor, Inc. for dealer information only.
OppenheimerFunds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

IMPORTANT NOTICE

Your clients who own shares of Oppenheimer Total Return Fund, Inc., Classes A or B, will soon receive proxy materials asking them to elect Trustees and to ratify the Fund's auditors. In addition, Class B shareholders will be asked to approve a new 12b-1 Distribution and Service Plan, as described in the attached shareholder letter.

We urge you to encourage your clients to vote in favor of these proposals, and to return their proxy ballots as soon as possible.

If you have any questions or would like copies of the proxy statements, please contact your Regional Sales Representative at 1-800-255-2750. Financial Institutions please call 1-800-255-2770. Brokerage Firms in New York, New Jersey, and Delaware, please call 1-800-848-3487.

(OppenheimerFunds logo)



For broker/dealer information only. This material has been prepared by Oppenheimer Funds Distributor, Inc. for dealer information only.
OppenheimerFunds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

Oppenheimer Total Return Fund,            Proxy for Shareholders Meeting To
Inc. - Class A    Shares                  Be Held July 18, 1995


Your shareholder                          Your prompt response can save your
vote is important!                        Fund the expense of another mailing.

                                          Please mark your proxy on the reverse
                                          side, date and sign it, and return it
                                          promptly in the accompanying envelope,
                                          which requires no postage if mailed in
                                          the United States.

                                          Please detach at perforation before
                                          mailing.

Oppenheimer Total Return Fund, Inc. - Class A Shares
Proxy For Shareholders Meeting To Be Held July 18, 1995

     The undersigned shareholder of Oppenheimer Total Return Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew
J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held July 18, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Directors and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board of Directors, which recommends a vote FOR the election of all nominees for Director and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
(over)
420 &
424


Oppenheimer Total Return                  Proxy for Shareholders Meeting To
Fund, Inc. - Class A                            Be Held July 18, 1995

Your shareholder                          Your prompt response can save your
vote is important!                        Fund money.

                                          Please vote, sign and mail your proxy
                                          ballot (this card) in the enclosed
                                          postage-paid envelope today, no matter
                                          how many shares you own.  A majority
                                          of the Fund's shares must be
                                          represented in person or by proxy.
                                          Please vote your proxy so your Fund
                                          can avoid the expense of another
                                          mailing.

                                          Please detach at perforation before
                                          mailing.

1.  Election of Directors

    ____ For all nominees listed          _____ Withhold authority to
         except as marked to the                vote for all nominees
          contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)                     (H)

    J. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____



NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                                    Dated: _______________________, 1995
                                            (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this ballot.
 420 &
424

Oppenheimer Total Return                  Proxy for Shareholders Meeting To
Fund, Inc. - Class B                      Be Held July 18, 1995
Shares

Your shareholder                          Your prompt response can save your
vote is important!                        Fund the expense of another mailing.

                                          Please mark your proxy on the reverse
                                          side, date and sign it, and return it
                                          promptly in the accompanying envelope,
                                          which requires no postage if mailed in
                                          the United States.

                                          Please detach at perforation before
                                          mailing.

Oppenheimer Total Return Fund, Inc. - Class B Shares
Proxy For Shareholders Meeting To Be Held July 18, 1995

     The undersigned shareholder of Oppenheimer Total Return Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew
J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held July 18, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Directors and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board of Directors, which recommends a vote FOR the election of all nominees for Director and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
(over)
421

Oppenheimer Total Return                  Proxy for Shareholders Meeting To
Fund Inc. - Class B                             Be Held July 18, 1995
Shares

Your shareholder                          Your prompt response can save your
vote is important!                        Fund money.

                                          Please vote, sign and mail your proxy
                                          ballot (this card) in the enclosed
                                          postage-paid envelope today, no matter
                                          how many shares you own.  A majority
                                          of the Fund's shares must be
                                          represented in person or by proxy.
                                          Please vote your proxy so your Fund
                                          can avoid the expense of another
                                          mailing.

                                          Please detach at perforation before
                                          mailing.

1.  Election of Directors

    ____ For all nominees listed          _____ Withhold authority to
         except as marked to the                vote for all nominees
          contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)                     (H)

    J. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____


3. Approval of the proposed Class B 12b-1 Distribution and Service Plan (Proposal No. 2)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
                                    Dated: _______________________, 1995
                                            (Month)      (Day)
                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this ballot.
421

Oppenheimer Total Return                  Proxy for Shareholders Meeting To
Fund, Inc. - Class Y                      Be Held July 18, 1995
Shares

Your shareholder                          Your prompt response can save your
vote is important!                        Fund the expense of another mailing.

                                          Please mark your proxy on the reverse
                                          side, date and sign it, and return it
                                          promptly in the accompanying envelope,
                                          which requires no postage if mailed in
                                          the United States.

                                          Please detach at perforation before
                                          mailing.

Oppenheimer Total Return Fund, Inc. - Class Y Shares
Proxy For Shareholders Meeting To Be Held July 18, 1995

     The undersigned shareholder of Oppenheimer Total Return Fund, Inc. (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew
J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held July 18, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Directors and on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board of Directors, which recommends a vote FOR the election of all nominees for Director and FOR each Proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
(over)
421

Oppenheimer Total Return                  Proxy for Shareholders Meeting To
Fund Inc. - Class Y                             Be Held July 18, 1995
Shares

Your shareholder                          Your prompt response can save your
vote is important!                        Fund money.

                                          Please vote, sign and mail your proxy
                                          ballot (this card) in the enclosed
                                          postage-paid envelope today, no matter
                                          how many shares you own.  A majority
                                          of the Fund's shares must be
                                          represented in person or by proxy.
                                          Please vote your proxy so your Fund
                                          can avoid the expense of another
                                          mailing.

                                          Please detach at perforation before
                                          mailing.

1.  Election of Directors

    ____ For all nominees listed          _____ Withhold authority to
         except as marked to the                vote for all nominees
          contrary at left.                      listed at left.

       R. Avis         W. Baker      C. Conrad       J. Fossel
         (A)              (B)           (C)             (D)

    R. Kalinowski      C. Kast       R. Kirchner     N. Steel
         (E)              (F)           (G)                     (H)

    J. Swain
         (I)

Instruction: To withhold authority to vote for any individual nominee, line out that nominee's name at left.

2. Ratification of selection of Deloitte & Touche LLP as independent auditors (Proposal No. 1)

    For ____             Against ____            Abstain ____


3. Approval of the proposed Class Y 12b-1 Distribution and Service Plan (Proposal No. 2)

    For ____             Against ____            Abstain ____

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
                                    Dated: _______________________, 1995
                                            (Month)      (Day)
                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this ballot.
421

OPPENHEIMER TOTAL RETURN FUND, INC.

3410 South Galena Street, Denver, Colorado 80231

Notice Of Meeting Of Shareholders To Be Held

July 18, 1995

To The Class A, Class B and Class Y Shareholders of
Oppenheimer Total Return Fund, Inc.

Notice is hereby given that a Meeting of the Class A, Class B and Class
Y Shareholders of Oppenheimer Total Return Fund, Inc. (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on July 18, 1995, or any adjournments thereof, for the following purposes:

To be voted on by holders of:
Class A     Class B     Class Y
Shares      Shares      Shares

X             X          X    (a)  To elect nine Directors to hold office
                              until the next meeting of shareholders called for the purpose of electing Directors and until their successors are elected and shall qualify;

X             X          X    (b)  To ratify the selection of Deloitte &
                              Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning January 1, 1995 (Proposal
                              No. 1);

             X (c) To approve the Fund's Class B 12b-1 Distribution and Service Plan (Proposal No. 2); and

X             X          X    (d) To transact such other business as may
                              properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on April 28, 1995, are entitled to vote at the meeting. The election of Directors and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote to elect each of the nominees as Director and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,


George C. Bowen, Secretary
May 31, 1995
_______________________________________________________________________
Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

PROXY/420.#1

OPPENHEIMER TOTAL RETURN FUND, INC.
3410 South Galena Street, Denver, Colorado  80231

PROXY STATEMENT

Meeting of Shareholders
To Be Held July 18, 1995

This statement is furnished to the Class A, Class B and Class Y shareholders of Oppenheimer Total Return Fund, Inc. (the "Fund") in connection with the solicitation by the Fund's Board of Directors of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on July 18, 1995, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about May 31, 1995. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended December 31, 1994, call Oppenheimer Shareholder Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Director named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers.
If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Directors and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Director and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 3410 South Galena Street, Denver, Colorado 80231; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone; any expenses so incurred will also be borne by the Fund's transfer agent. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote.   As of April 28, 1995, the
record date, there were 216,097,040.340 shares of the Fund issued and outstanding, consisting of 158,245,139.102 Class A shares, 57,561,020.128 Class B shares and 290,881.563 Class Y shares. Each Class A, Class B and Class Y share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding Class A or Class B shares of the Fund. As of that date, the only person owning of record or known by management of the Fund to be the beneficial owner of 5% or more of the outstanding Class Y shares of the Fund was Massachusetts Mutual Life Insurance Company Separate Investment Account N1, 1295 State Street, Springfield, MA 01111 which owned 100% of the outstanding Class Y Shares.


ELECTION OF DIRECTORS

At the Meeting, nine Directors are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Directors and until their successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, they will vote all validly executed proxies for the election of the nominees named below as Director of the Fund. Under the provisions of the Fund's By-Laws, as permitted by Maryland law, the Fund does not anticipate holding annual shareholder meetings. Thus, the Directors will be elected for indefinite terms until a shareholder meeting is called for the purpose of voting for Directors.

Each of the nominees is presently a Director and has agreed to be nominated and, if elected, to continue to serve as a Director of the Fund. All Directors have been elected by shareholders of the Fund. All of the Directors are also trustees, directors or managing general partners of Oppenheimer Limited-Term Government Fund, Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Short-Term Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Strategic Investment Grade Bond Fund, The New York Tax-Exempt Income Fund, Inc., Oppenheimer Variable Account Funds, Oppenheimer Champion High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Integrity Funds, Oppenheimer High Yield Fund, Oppenheimer Tax-Exempt Bond Fund, Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc.(all of the foregoing funds are collectively referred to as the "Denver-based OppenheimerFunds"). Mr. Fossel and Mr. Swain are President and Chairman, respectively, for each of the Denver-based OppenheimerFunds.

The nominees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund's investment adviser, Oppenheimer Management Corporation (the "Manager") or its affiliates, or other positions described. The year given below indicates when the nominee first became a trustee or director of any of the Denver-based OppenheimerFunds without a break in service. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons as the Board of Directors may, in its discretion, recommend. As of April 28, 1995, the Directors and officers of the Fund as a group owned 39,753.676 Class A shares of the Fund in the aggregate, which was less than 1% of the Fund's outstanding Class A shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed below, Messrs. Fossel and Donohue, are Trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed above.


                                                            Shares Beneficially
Name and Other                Business Experience           Owned as of
Information                   During Past Five Years              April 22, 1994
Robert G. Avis*               Vice Chairman of A.G.                   0
first became a Trustee        Edwards & Sons, Inc.
or Director in 1993.          (a broker-dealer) and
Age:  63                      A.G. Edwards, Inc. (its
                              parent holding company);
                              Chairman of A.G.E. Asset
                              Management and A.G. Edwards
                              Trust Company (its
                              affiliated investment
                              adviser and trust company,
                              respectively).

William A. Baker              Management Consultant               1,664.289
first became a Trustee or
Director in 1966.
Age: 80

Charles Conrad, Jr.            Vice President of McDonnell Douglas, 241.816
first became a Trustee    Ltd.; formerly associated with the
or Director in 1970.           National Aeronautics and Space
Age:  64                       Administration.

Jon S. Fossel*                Chairman, Chief Executive Officer                  0
first became a Trustee   and a director of the Manager; President
or Director in 1990.          and a director of Oppenheimer
Age:  51                      Acquisition Corp. ("OAC"), parent of
                              the Manager; President and a director
                              of HarbourView Asset Management Corp.
                              ("HarbourView"), an investment adviser
                              subsidiary of the Manager; a director
                              of Shareholder Services, Inc. ("SSI")
                              and Shareholder Financial Services, Inc.
                              ("SFSI"), transfer agent subsidiaries of
                              the Manager; formerly President
                              of the Manager.

Raymond J. Kalinowski         Director of Wave Technologies                       0
first became a                International, Inc. Formerly Vice Chairman
Trustee or                    and a director    A.G. Edwards, Inc., parent
Director in 1988.             holding company of A.G. Edwards & Sons, Inc.
Age:  63                      (a broker-dealer) of which he was
                              Senior Vice President.

C. Howard Kast                Formerly the Managing Partner of                    0
first became a Trustee        Deloitte, Haskins & Sells (an
or Director in 1988.          accounting firm).
Age:  73

Robert M. Kirchner            President of The Kirchner Company           7,540.418
first became a Trustee   (management consultants).
or Director in 1963.
Age:  73

Ned M. Steel                  Chartered Property and Casualty    14,934.572(1)
first became a Trustee        Underwriter; Director of Visiting
or Director in 1963.          Nurse Corporation of Colorado;
Age:  79                      formerly Senior Vice President and a
                              Director of Van Gilder Insurance
                              Corp. (insurance brokers).

James C. Swain*               Vice Chairman and a director             14,287.237
first became a Trustee        of the Manager; President and a
or Director in 1969.          director of Centennial Asset
Age:  61                      Management Corporation ("Centennial"),
                              an investment adviser subsidiary of the
                              Manager; formerly President and a director
                              of Oppenheimer Asset Management Corporation
                              ("OAMC"), a former investment adviser
                              subsidiary of the Manager, and Chairman of
                              the Board of SSI.

______________________
* A nominee who is an "interested person" of the Fund or the Manager under the Investment Company Act.

(1) 206.459 shares were held by Mr. Steel's spouse; Mr. Steel disclaims beneficial ownership of such shares.

Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of each nominee. The Board of Directors recommends a vote in favor of electing each nominee.

Functions of the Board of Directors. The primary responsibility for the management of the Fund rests with the Board of Directors. The Directors meet regularly to review the activities of the Fund and of the Manager, which is responsible for the Fund's day-to-day operations. Six regular meetings and one special meeting of the Directors were held in the fiscal year ended December 31, 1994, and all of the Directors except Mr. Fossel were present for at least 75% of those meetings. The Directors of the Fund have appointed an Audit and Review Committee, comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund; (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Directors. The Committee met six times during the fiscal year ended December 31, 1994 and all members attended at least 75% of the meetings held during that period. The Board of Directors does not have a standing nominating or compensation committee.

      - Remuneration of Directors. The officers of the Fund are affiliated with the Manager; they and the Directors of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Directors) receive no salary or fee from the Fund. The Directors of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund, during its fiscal year ended December 31, 1994, and (ii) from all 22 of the Denver-based OppenheimerFunds (including the Fund) listed in the second paragraph of this section, for services in the positions shown:

                                                      Total Compensation
                                    Aggregate         From All
                                    Compensation      Denver-based
Name and Position                   from Fund         OppenheimerFunds1

Robert G. Avis                      $10,212           $53,000.00
  Trustee

William A. Baker                    $14,122           $73,257.01
  Audit and Review
  Committee Chairman
  and Trustee

Charles Conrad, Jr.                 $13,163           $68,293.67
  Audit and Review
  Committee Member
  and Trustee

Raymond J. Kalinowski               $10,212           $53,000.00
  Trustee

C. Howard Kast                      $10,212           $53,000.00
  Trustee

Robert M. Kirchner                  $13,163           $68,293.67
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel                        $10,212           $53,000.00
  Trustee

______________________
1     For the 1994 calendar year.


Officers of the Fund. Each officer of the Fund is elected by the Directors to serve an annual term. Information is given below about the executive officers who are not Directors of the Fund, including their business experience during the past five years.

John L. Wallace, Vice President and Portfolio Manager; Age: 41
      Vice President of the Manager; an officer of other OppenheimerFunds; formerly a securities analyst and Assistant Portfolio Manager for the Manager.

Bruce Bartlett, Portfolio Manager; Age: 45
      Vice President of the Manager; a Portfolio Manager of other
      OppenheimerFunds; formerly a Vice President and Senior Portfolio Manager at First of America Investment Corporation.

Diane L. Sobin, Portfolio Manager; Age:  33
      Vice President of the Manager; a Portfolio Manager of other
      OppenheimerFunds; formerly a Vice president and Senior Portfolio Manager at Dean Witter Intercapital, Inc.

Andrew J. Donohue, Vice President; Age: 44
      Executive Vice President and General Counsel of Oppenheimer
      Management Corporation (the "Manager") and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other
      OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in, Kraft & McManimon (a law firm).

George C. Bowen, Vice President, Secretary and Treasurer; Age: 58
      Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert G. Zack, Assistant Secretary; Age: 46
      Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
      OppenheimerFunds.

Robert Bishop, Assistant Treasurer; Age: 36
      Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 29
      Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Directors and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held December 13, 1994, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning January 1, 1995. Deloitte also serves as auditors for the Manager and certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the Class A, Class B and Class Y shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the meeting but will be available should any matter arise requiring their presence. The Board of Directors recommends approval of the selection of Deloitte & Touche as auditors of the Fund.

APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
AND SERVICE PLAN AND AGREEMENT
(Proposal No. 2)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on May 1, 1993. At that time, the Fund had adopted a Distribution Plan and Agreement for Class B shares pursuant to Rule 12b-1 of the Investment Company Act. In June of 1993, the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company
Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's current 12b-1 plans or in any related agreements ("Independent Directors"), approved amendments to that plan to recharacterize it as a distribution and service plan and agreement in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay on an annual basis up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge. In February of 1994, the Distribution and Service Plan was further amended to eliminate a provision which would require the Fund to continue to make payments to the Distributor after the termination of the Distribution and Service Plan to reimburse the Distributor for its previously expended distribution expenses, although continuation of such payments remained discretionary with the Directors.

At a meeting of the Fund's Board of Directors held February 28, 1995 and April 18, 1995, Oppenheimer Management Corporation (the "Manager") proposed the adoption of a new Distribution and Service Plan and Agreement (the "Proposed Plan") which is a "compensation type plan" instead of the current "reimbursement type plan." After consideration of materials submitted by the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor") on February 28, 1995, the Board requested additional material which was provided to the Board for its consideration and review at a meeting held on April 18, 1995. The Fund's Board of Directors, including a majority of the Independent Directors, approved the Proposed Plan, subject to shareholder approval, and determined to recommend the Proposed Plan for approval by the shareholders. A copy of the Proposed Plan is attached as Exhibit A to this proxy statement.

Description of the Distribution and Service Plans. Under both the Proposed Plan and the current Distribution and Service Plan and Agreement (the "Current Plan"), the Fund makes payments to the Distributor in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum on Class B shares outstanding for six years or less, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

Service Fee. The Proposed Plan and the Current Plan provide for payments for two different distribution related functions. The Distributor pays certain brokers, dealers, banks or other institutions ("Recipients") a service fee of 0.25% for providing personal services to Class B shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request.

Service fee payments under the Proposed Plan and Current Plan by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

Asset-Based Sales Charge.   The Current Plan, a reimbursement type plan,
provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to reimburse the Distributor for its expenses in rendering other services in connection with the distribution of the Fund's Class B shares. Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, and (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters.

The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class B shares. Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B shares may include: (i) paying service fees and sales commissions to any broker, dealer, bank or other person or entity that sells the Fund's Class B shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class B shares, and (iv) paying certain other distribution-related expenses.

Other distribution assistance rendered by the Distributor and Recipients under either Plan may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, and providing such other information services in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Proposed Plan further provides that such other distribution assistance may include distribution assistance and administrative support services rendered in connection with Class B shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B shares of the Fund. After the first year Class B shares are outstanding, the Distributor retains the asset-based sales charge. Under the Current Plan the Distributor uses the asset-based sales charge to recoup the sales commissions it paid, the advances of the service fee payment it made, and its financing costs. Under the Proposed Plan, the asset-based sales charge is paid to compensate the Distributor for its services, described above, to the Fund.

The Distributor and the Fund anticipate that under the Current Plan it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years of their purchase, as described in the Fund's prospectus.

The Proposed Plan and Current Plan each contain a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Plan. Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the Board after termination. Class B shares automatically convert to Class A shares six years after the purchase, and the Class A 12b-1 plan does not provide for an asset-based sales charge.

Additional Information. The Current Plan has the effect of increasing annual expenses of Class B shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. The Proposed Plan would have the effect of increasing annual expenses of Class B shares of the Fund by 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Current Plan for the fiscal year ended December 31, 1994 were $3,604,784 (1.00% of the Fund's net assets represented by Class B shares during that period), of which the Distributor paid $7,941 to an affiliate of the Distributor and retained $3,465,766 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs; the balance was paid to Recipients not affiliated with the Distributor. No Recipient received 10% or more of such payments by the Fund in that period. If the Class B shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval and continue in effect until October 31, 1995 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. Each Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Directors.

Each of the Proposed Plan and Current Plan provides that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

Under either Plan, the Board of Directors may determine that no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Directors. Initially, the Board of Directors has set the fee at the maximum rate and set no minimum amount. Each Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Proposed Plan by the Board of Directors. In considering whether to recommend the Proposed Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Proposed Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Proposed Plan enables the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares. An investor may purchase Class A shares and pay a front-end sales charge, or an investor may purchase Class B shares without a front-end sales charge but which are subject to an asset-based sales charge, and to
a declining contingent deferred sales charge for six (6) years.   This
arrangement allows the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services. Class Y shares are only available for purchase by certain institutional investors.

The Distributor identified two main difficulties with the Current Plan. These involve accurately following distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses incurred when funds enter into reorganization agreements.

The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of the same class of one or more other
OppenheimerFunds. Frequently, a shareholder will enter into a number of exchanges.

The Distributor advised the Board that the Distributor could not at this time design and implement and expedient an cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution-related expenses among the funds as exchanges occur. Under a reimbursement type plan, accurate recording of such expenses may be important so that one Fund is not burdened with expenses for which it no longer has the assets.

It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such a reorganization will benefit the funds involved. When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

The compensation type Plan proposed for approval will eliminate the foregoing difficulties and allow the Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution. The Proposed Plan expressly provides that the distribution and administrative support services under the plan may be rendered in connection with Class B shares issued by the Fund in exchanges for other OppenheimerFunds and in a reorganization with another mutual fund.

The Distributor advised the Board that under the Proposed Plan, it will be able to track its expenses of distribution for the OppenheimerFunds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other Oppenheimer fund by allocating the Distributor's distribution expenses among the funds in the complex according to sales. While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares. The payments under the Proposed Plan will remain subject to the limits imposed on asset-based sales charges by the NASD.

The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of Fund shares. It is possible under the current reimbursement Plan for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs. The Board concluded that this type of situation is unlikely to occur. The Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plan and the Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund. Other differing scenarios were also discussed.

The Board also recognized that current shareholders who purchased Class
B shares may have reasonably expected to pay the asset-based sales charge for six years although they may also have reasonably expected that the Fund's payments would reimburse the Distributor within a reasonable time. The level of annual payments by the Fund under the Proposed Plan will not increase over the amounts currently paid by he Fund. Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan. The length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, thus potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares. The Board also recognized that Class B shares convert to Class A shares at the end of 6 years after their purchase. The distribution plan for Class A shares is a reimbursement plan and does not provide for an asset-based sales charge.

The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions. The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plan than it would under the Current Plan. The Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plan and the purpose for which payments were made (similar to what the Board now receives under the Current Plan). The Distributor will provide more extensive annual reports to the Board which set forth the Distributor's allocated distribution-related expenses and recovery of money by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data. The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses. The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the Plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

The Board concluded that it is likely that because the Proposed Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Directors recognized that payments made pursuant to the Proposed Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders should benefit as the Proposed Plan should help maintain Fund assets at the lower investment advisory fee rate that is currently in effect. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shares and shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Directors that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes and redemptions may increase administrative and transfer agent costs. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Directors concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Directors concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Directors recognize that the Manager will benefit from the Proposed Plan through larger investment advisory fees resulting from an increase in Fund assets, since its investment advisory fees are based upon a percentage of net assets of the Fund. The Board was also advised by the Manager that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class B shares. If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased. The Board, including each of the Independent Directors, determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Proposed Plan, the Board will consider the continued appropriateness of the Proposed Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" of the Fund's Class B voting securities is required for approval of the Proposed Plan. Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at the shareholder meeting, if the holders of more than 50% of the outstanding shares of that class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Class. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plans and the Proposed Plan. The Board of Directors recommends a vote in favor of approving this Proposal.


ADDITIONAL INFORMATION

The Manager and the Distributor. Subject to the authority of the Board of Directors, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Oppenheimer Funds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor of the Fund's shares. The address of the Manager and the Distributor is Two World Trade Center, New York, New York 10048-0203.

The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $30 billion as of March 31, 1995, and with more than 2.4 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

The common stock of OAC is divided into three classes. At December 31, 1994, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 422,023 shares of Class B voting stock, and (iii) 937,403 shares of Class C non-voting stock. This collectively represented 80.2% of the outstanding common stock and 86.5% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 706,286 shares of the Class B voting stock, representing 16.1% of the outstanding common stock and 10.9% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 744,282 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and two of whom (Messrs. Jon S. Fossel and James C. Swain) serve as Directors of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. Since January 1, 1994, the only transaction by persons who serve as Directors of the Fund in excess of 1% of the outstanding shares of common stock or options of OAC was by Mr. Fossel, who sold 12,662 shares of Class B OAC common stock to MassMutual for $791,248 for cash payments by OAC or MassMutual to be made as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

The names and principal occupations of the executive officers and directors of the Manager are as follows: Jon S. Fossel, Chairman, Chief Executive Officer and a director; Bridget A. Macaskill, President and a director; Donald W. Spiro, Chairman Emeritus and a director; Robert G. Galli and James C. Swain, Vice Chairmen of the Board of Directors; Robert
C. Doll, Jr. and O. Leonard Darling, Executive Vice Presidents; Tilghman
G. Pitts III, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President and General Counsel; Kenneth C. Eich, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Loretta McCarthy, Robert Patterson, Nancy Sperte, Arthur Steinmetz, Ralph Stellmacher and Robert G. Zack, Senior Vice Presidents. The address of Messrs. Bowen, Eich, and Swain is 3410 South Galena Street, Denver, Colorado 80231. The address of all other officers and directors is Two World Trade Center, New York, New York 10048-0203, which is also the address of the Manager and OAC.

RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.


OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Directors,


George C. Bowen, Secretary
May 31, 1995

                                                            Exhibit A

DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

WITH OPPENHEIMER FUNDS DISTRIBUTOR, INC.

FOR CLASS B SHARES OF

OPPENHEIMER TOTAL RETURN FUND, INC.


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 19th day of July, 1995, by and between OPPENHEIMER TOTAL RETURN FUND, INC. (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

   (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Fund's Board of Directors (the "Board") who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Directors") may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate.

   (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as
   Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative Support
Services.

   (a) The Fund will make payments to the Distributor, (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Fund will compensate the Distributor and Recipients for providing administrative support services with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

      The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

      The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.


      It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.

   (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Directors.

      Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by
   Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.


      The Advance Service Fee Payments described in part (i) of this paragraph (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Directors.

      A majority of the Independent Directors may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940
   Act) of the Distributor if such affiliated person qualifies as a Recipient.

   (c) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III,
   Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons Advance Service Fee Payments in advance of, and/or greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) providing any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this Section 3. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or
   (iii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

   (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

   (e) Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. In no event shall the amounts to be paid to the Distributor exceed the rate of fees to be paid by the Fund to the Distributor set forth in paragraph (a) of this Section 3.

4. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of those persons to be Directors of the Fund who are not "interested persons" of the Fund ("Disinterested Directors") shall be committed to the discretion of such Disinterested Directors. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on April 18, 1995, for the purpose of voting on this Plan, and shall take effect after approved by Class B shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan and Agreement for the Shares dated February 23, 1994. Unless terminated as hereinafter provided, it shall continue in effect from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.




                        OPPENHEIMER TOTAL RETURN FUND, INC.


                        By:/s/ Robert G. Zack
                            Robert G. Zack, Assistant Secretary


                       OPPENHEIMER FUNDS DISTRIBUTOR, INC.


                       By:/s/ Katherine P. Feld
                           Katherine P. Feld, Vice President
                             & Secretary